Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 19, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	51–53	12	03/31/09
					34–36	61	05/31/09
2	Hercules 150	150’ — ILC, TD	GOM	Shipyard			03/23/09	Planned survey
3	Hercules 152	150’ — MC, TD	GOM	Black Pool	46–48	12	03/31/09
4	Hercules 173	173’ — MC, TD	GOM	Chevron	51–53	12	03/31/09
					34–36	61	05/31/09
5	Hercules 200	200’ — MC, TD	GOM	Expert Oil and Gas	54–56	28	04/16/09
6	Hercules 201	200’ — MC, TD	GOM	Ready Stacked
7	Hercules 202	200’ — MC, TD	GOM	Apache	49–51	9	03/28/09
				Hall Houston	44–46	42	05/09/09	Special survey planned for approximately 14 days starting in June 2009
8	Hercules 203	200’ — MC, TD	GOM	Ready Stacked				Special survey planned for approximately 21 days in July 2009; Energy XXI contract to resume at $81-83K dayrate for 55 days in September 2009
9	Hercules 204	200’ — MC, TD	GOM	LLOG	74–76	68	06/10/09
10	Hercules 250	250’ — MS, TD	GOM	Hunt Oil	84–86	40	04/28/09	Special completion rate of $65k per day applies if rig is used for completion activities
11	Hercules 251	250’ — MS, TD	GOM	Shipyard				Special survey planned for approximately 120 days starting in February 2009
12	Hercules 252	250’ — MS, TD	GOM	Ready Stacked
13	Hercules 253	250’ — MS, TD	GOM	Shipyard			03/23/09	Repairs
				Tana	64–66	152	08/22/09
				Tana	74–76	33	09/24/09	Originally scheduled with Hercules 257
				Tana	64–66	90	12/23/09	Originally scheduled with Hercules 257
14	Hercules 257	250’ — MS, TD	GOM	Ready Stacked
15	Hercules 350	350’ — ILC, TD	GOM	Ready Stacked
					Average	42 days
16	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
17	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
18	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
19	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
20	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
21	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
22	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
23	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 19, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
International Offshore
1	Hercules 170	170’ — ILC	Qatar	Occidental Petroleum	104–106	103		06/30/09
2	Hercules 156	150’ — ILC, TD	Cameroon & Gabon	Warm Stacked
3	Hercules 185	120’ — ILC, TD	Namibia/Angola	Shipyard				04/15/09	Maintenance and upgrades including a 30’ leg extension
				Angola Drilling Company Ltd	149–151	539		10/06/10
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	99–101	222		10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000. Next rate adjustment on 4/28/09
5	Hercules 206	200’ — MC, TD	Mexico	PEMEX	111–113	22		04/10/09	Received notice of Pemex’s intent to terminate contract 73 days early
6	Platform 3	Platform, TD	Mexico	PEMEX	51–53	47		05/05/09
7	Hercules 258	250’ — MS	India	ONGC	109–111	807		06/04/11
8	Hercules 260	250’ — ILC	India	ONGC	142–144	741		03/30/11
9	Hercules 208	200’ — MC	Malaysia	Murphy	109–111	890		08/26/11
10	Hercules 261	250’ — ILC	Saudi Arabia	Saudi Aramco	136–138	925		09/30/11	Revised dayrate of $67-69K effective 12/24/08 through 3/18/09 reflects late delivery penalties; for accounting purposes, penalty will be amortized over remaining term of contract
11	Hercules 262	250’ — ILC	Saudi Arabia	Saudi Aramco	63–65	68		05/26/09	Revised dayrate effective 1/27/09 through 5/26/09 reflects late delivery penalties; for accounting purposes, penalty will be amortized over remaining term of contract
					127–129	857		09/30/11
					Average	475	days

12	Hercules 110	100’ — MC, TD	Trinidad	Cold Stacked 08/08

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 19, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
US Inland Barges

1	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Warm Stacked
2	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
3	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	JGC	32–34	5		03/24/09
4	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
5	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked					Next to warm stack
6	Hercules 55	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
7	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked					Next to warm stack
					Average	1	day

8	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
9	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
10	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
11	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
12	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
14	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
16	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
17	Hercules 57	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
February 28, 2009

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	3	3	$22,611	77	92%	One vessel in drydock starting in late February and one vessel in drydock in March
190–215	5	5	15,277	70	50%	Two vessels in drydock in February and March
170	2	2	12,115	41	73%	One vessel in drydock in March
140–150	6	6	10,288	127	76%	Two vessels in drydock in February and one vessel in drydock in March
120–130	14	14	7,751	240	61%	Three vessels in drydock in February and two vessels in drydock in March
105	15	13	5,829	298	82%	Two vessels in drydock in February and March

Sub-total/Average	45	43	$9,626	853	71%

International
260	1	-	-	-	0%	Whale Shark is in a shipyard in the UAE undergoing regulatory and other modifications and repairs and is expected to re-enter service in early 2Q 2009
170–215	4	4	$35,863	65	58%
140–150	4	4	14,604	95	85%
120–130	7	7	12,336	70	36%	One vessel in drydock in February
105	4	4	14,000	28	25%

Sub-total/Average	20	19	$19,279	258	48%

Total/Average	65	62	$11,868	1,111	64%
Note:
(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats and one 260’ class liftboat in the shipyard in UAE.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.